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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      -------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 28, 2003
                                                         -----------------


                         CENTURY BUSINESS SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                                             22-2769024
---------------------------------                            -------------------
  (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                                     0-25890
                              --------------------
                            (Commission File Number)



                 6480 Rockside Woods Boulevard South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)
         Registrant's Telephone Number, Including Area Code 216-447-9000



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Item 7(c). Exhibits

   Exhibit 99.1 Press Release of Century Business Services, Inc. dated October 28, 2003, announcing its financial results for the third quarter ended September 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2003, Century Business Services, Inc. (CBIZ) announced its earnings for the third quarter ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1.

In addition, on October 28, 2003, Century conducted its quarterly earnings conference call for the period ended September 30, 2003. On this conference call, CBIZ disclosed that the interest rate in the third quarter was about 3.6%, which is a couple hundred basis point lower than a year ago. In addition, CBIZ reaffirmed its full year estimates for earnings per share (ranging from $0.16 to $0.18) and EBITDA (ranging from $45 to $50 million).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTURY BUSINESS SERVICES, INC.

Date:  October 30, 2003
                                            /s/ Ware H. Grove
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                                            Ware H. Grove
                                            Chief Financial Officer